UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2010

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Guarantor Information

Choice Hotels International, Inc. (the “Company”) expects today to file a shelf registration statement that registers for sale certain securities of the Company, including guarantees of debt securities (“Guarantees”) by certain subsidiaries of the Company (“Guarantor Subsidiaries”). Under the Securities Act of 1933, the Guarantees are securities and, as a result, the Company is required to retrospectively disclose in a footnote to its financial statements financial information of the Guarantor Subsidiaries in accordance with Rule 3-10 of Regulation S-X, as discussed more fully below.

The Company is filing revised historical financial statements within exhibits to this Current Report on Form 8-K to include summarized financial information for (a) the Company; (b) the Guarantor Subsidiaries on a combined basis; and (c) the Company’s non-guarantor subsidiaries on a combined basis.

The summarized financial information has been added to the:

•	Notes to Consolidated Financial Statements as of December 31, 2009 and 2008 and for the three years ended December 31, 2009;
•	Notes to the Unaudited Consolidated Financial Statements as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009; and
•	Notes to the Unaudited Consolidated Financial Statements as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and 2009.

The historical financial statements and the revised related disclosures as of December 31, 2009 and 2008 and for the three years ended December 31, 2009 are filed as Exhibit 99.1, the historical financial statements and the revised related disclosures as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009 are filed as Exhibit 99.2, and the historical financial statements and the revised related disclosures as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and 2009 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

(23.1)	Consent of PricewaterhouseCoopers LLP, the Company’s Independent Registered Public Accounting Firm

(99.1)	The historical financial statements and the revised related disclosures as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

(99.2)	The historical financial statements and the revised related disclosures as of March 31, 2010 and December 31, 2009 and for the three months ended March 31, 2010 and 2009.

(99.3)	The historical financial statements and the revised related disclosures as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and 2009.

(101)	Attached as Exhibit 101 to this report are the following documents formatted in XBRL: (i) Consolidated Statements of Income for the three and six month periods ended June 30, 2010 and 2009, (ii) Consolidated Balance Sheets at June 30, 2010 and December 31, 2009, (iii) Consolidated Statements of Cash flows for the six months ended June 30, 2010 and June 30, 2009, and (iv) Notes to the Financial Statements for the three and six months ended June 30, 2010, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2010	/s/ David L. White
David L. White
Senior Vice President, Chief Financial Officer & Treasurer